UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	OTCQB Venture Market (OTCQB)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Executive Chairman and Chief Strategic Regulatory Officer

On July 24, 2026, the Board of Directors (the “Board”) of Brainstorm Cell Therapeutics Inc. (the “Company”) appointed Peter Pitts, a member of the Board, as Executive Chairman of the Board and Chief Strategic Regulatory Officer.

In connection with his appointment, Mr. Pitts and the Company entered into an offer letter dated July 24, 2026 (the “Offer Letter”), which provides a stock option grant to purchase 900,000 shares of the Company’s common stock (the “Pitts Stock Option”), as evidenced by a Stock Option Grant Notice of the same date, and he will not be eligible to receive any base salary or cash bonus or participate in the director compensation program. The Pitts Stock Option generally vests with respect to one-fourth of the total shares on July 24, 2027, with the remaining shares vesting in equal monthly installments over the next three years.

The information regarding Mr. Pitts previously disclosed in the Company’s Current Report on Form 8-K filed on May 28, 2026, in connection with his appointment as a director, remains accurate. There have been no transactions since that time that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter and Stock Option Grant Notice does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Executive Chairman Resignation and Transition to Consultant

Jacob Frenkel, Ph.D., resigned as Chairman of the Board and as a director on July 24, 2026. In recognition of Dr. Frenkel’s prior service and significant contributions to the Company, the Board approved: (i) the acceleration of the vesting of Dr. Frenkel’s outstanding stock options and restricted stock units; and (ii) an extension of the post-termination exercise period for each of Dr. Frenkel’s outstanding and vested stock options until the earlier of (x) the second anniversary of the effective date of his resignation from the Board or (y) the expiration of the stated maximum term of the applicable stock option.

Dr. Frenkel will transition to an advisory role effective immediately to assist with the transition of chairman duties, pursuant to a Consulting Agreement (the “Frenkel Consulting Agreement”). Dr. Frenkel received an award of restricted stock units covering 100,000 shares of the Company’s common stock (the “Frenkel RSUs”) on July 24, 2026 in accordance with the Frenkel Consulting Agreement and a Restricted Stock Unit Grant Notice of the same date. Half the Frenkel RSUs vest on October 24, 2026 and the remaining half vest on April 24, 2027.

Dr. Frenkel’s resignation was not the result of any disagreement with the Company on any matter relating to operations, policies, or practices.

The foregoing description of the Frenkel Consulting Agreement and RSU Grant Notice does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Departure of Executive Vice President and Chief Medical Officer

On July 26, 2026, Ibrahim B. Dagher, MD, Executive Vice President and Chief Medical Officer of the Company, resigned from his positions with the Company, effective immediately. In connection with his departure, Dr. Dagher will transition to a consulting role effective immediately to assist the Company with the transition of his duties as Chief Medical Officer, pursuant to a Consulting Agreement (the “Dagher Consulting Agreement”). Pursuant to the Dagher Consulting Agreement, while Dr. Dagher provides services thereunder, the Company will treat such services as “continued employment” for the purposes of any outstanding Company equity awards held by Dr. Dagher. The Dagher Consulting Agreement has a term of one year, and at the conclusion of the term, if Dr. Dagher remains in compliance with his obligations thereunder, (i) all outstanding and unvested equity awards held by Dr. Dagher as of immediately prior to that date will vest in full, and (ii) the post-termination exercise period for each of Dr. Dagher’s outstanding and vested stock options will be extended until the earlier of (x) the second anniversary of the conclusion of the Dagher Consulting Agreement, or (y) the expiration of the stated maximum term of the stock option.

The foregoing description of the Dagher Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.5, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on July 28, 2026, regarding Mr. Pitts’s appointment as Executive Chairman of the Board and Chief Strategic Regulatory Officer, and Dr. Frenkel’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter dated July 24, 2026, between Brainstorm Cell Therapeutics Inc. and Peter Pitts.
10.2	Stock Option Grant Notice dated July 24, 2026, between Brainstorm Cell Therapeutics Inc. and Peter Pitts.
10.3	Consulting Agreement dated July 24, 2026, between Brainstorm Cell Therapeutics Inc. and Jacob Frenkel, Ph.D.
10.4	Restricted Stock Unit Grant Notice dated July 24, 2026, between Brainstorm Cell Therapeutics Inc. and Jacob Frenkel, Ph.D.
10.5	Consulting Agreement dated July 26, 2026, between Brainstorm Cell Therapeutics, Inc. and Ibrahim Dagher, MD.
99.1	Press Release issued by Brainstorm Cell Therapeutics Inc. on July 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: July 30, 2026	By:	/s/ Chaim Lebovits
Chaim Lebovits
President and Chief Executive Officer